UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Karuna Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts! KARUNA THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 14, 2022 11:59 PM ET KARUNA THERAPEUTICS, INC. 99 HIGH STREET, FLOOR 26 BOSTON, MA 02110 D83851-P68088 You invested in KARUNA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 15, 2022 10:00 am Eastern Time vote without entering a control number

Virtually at: www.virtualshareholdermeeting.com/KRTX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect each of the three Class III director nominees set forth below. Nominees: 1a. Steven Paul, M.D. For 1b. Atul Pande, M.D. For 1c. Denice Torres For 2. To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers. For 3. To approve, on an advisory, non-binding basis, the frequency of future votes on the compensation of our named executive officers. 1 Year 4. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D83852-P68088